SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC  20549


                                    Form 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) :     April 24, 1998


                            NATIONAL-STANDARD COMPANY
             (Exact name of Registrant as specified in its charter)


       Indiana                        1-3940                     38-1493458
State or other jurisdiction       (Commission File Number)      (IRS Employer
                                                            Identification No.)


   1618 Terminal Rd., Niles, MI                          49120
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:    (616)  683-8100






ITEM  5.  OTHER EVENTS


On April 24, 1998, Registrant issued a press release announcing its Second Quarter Results. A copy of such press release is attached hereto as Exhibit
(99) and incorporated in this item by reference.

This press release contains forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, relating to continued improvement in U.K. operations, continued growth in weld wire sales, higher sales of more value added products and cost reduction activities. These statements are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, changes in product demand, industry overcapacity, availability and cost of raw materials and changes in economic conditions. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, actual performance results may vary materially. The Company does not intend to update these forward looking statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

	 (c)   Exhibits

                99     Registrant's press release dated April 24, 1998





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NATIONAL-STANDARD COMPANY



By /s/ T.C. Wright

Its General Counsel and Secretary


Dated: April 24, 1998






                                  EXHIBIT INDEX



Exhibit (99)  -  Registrant's press release dated April 24, 1998



Dated: April 24, 1998